UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 23, 2005
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                             INFOSEARCH MEDIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

             333-97385                                90-0002618
       (Commission File Number)            (IRS Employer Identification No.)

              4086 Del Rey Avenue, Marina Del Rey, California 90292
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              (Address of principal executive offices and zip code)

                                 (310) 437-7380
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              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 23, 2005, the Board of Directors of the Registrant elected Mr. Martial Chaillet to serve as a director with a term expiring at the annual meeting of stockholders to be held in 2005.

Since January 1, 2003, Mr. Chaillet has served as Chairman of MediaWin & Partners in Geneva, Switzerland. Founded by Mr. Chaillet, MediaWin is a private investment firm that takes significant ownership stakes in small to medium-sized private media companies, operating on a global basis. From 1990 through 2002, Mr. Chaillet served as Senior Vice President of Capital Research and Management and Global Portfolio Manager of Capital Research and Management, the mutual fund arm of The Capital Group Companies, Inc., a leading global financial institution. At The Capital Group, he was also in charge of global research for media and entertainment and telecom services and equipment companies. Mr. Chaillet was a member of the seven-member team awarded the title of Morningstar Fund Manager of the Year in 1999 in the International category. Mr. Chaillet holds a degree in Econometrics from the University of Geneva and is a Graduate (with honors) of the Swiss Technical School.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

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Exhibit No.             Description
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99.1                    Press Release dated February 23, 2005
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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2005                     INFOSEARCH MEDIA, INC.


                                             By: /s/ Steve Lazuka
                                                 --------------------------
                                             Name: Steve Lazuka
                                             Title: Chief Executive Officer

Exhibit Index

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Exhibit No.             Description
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99.1                    Press Release dated February 23, 2005
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